SPAR

2017 ANALYST AND INVESTOR DAY



SPARTAN

WELCOME AND HOUSEKEEPING



Juris Pagrabs
Group Treasurer and Director of Investor Relations



RESTROOMS
STAGE
ENTRANCE

EVENT TIMELINE

8:00 a.m. – 12:00 p.m.

Business Model & Growth Strategy
45 minutes


Daryl Adams, President & CEO

Emergency Response
30 minutes


John Slawson, President

Specialty Vehicles and Chassis
30 minutes


Steve Guillaume, President

Break (15 minutes)

Fleet Vehicle and Services
30 minutes


Tom Ninneman, President

Financial Review
30 minutes


Rick Sohm, CFO

The Path Forward Starts Now
15 minutes


Daryl Adams, President & CEO

Q&A Panel Discussion (30 minutes)

12:00 p.m. – 3:00 p.m.

Lunch and vehicle showroom tour with management

FORWARD LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

DARYL ADAMS

PRESIDENT & CHIEF EXECUTIVE OFFICER



"In my time here at Spartan, I'm most proud of what the team has accomplished on behalf of our shareholders.

Returning $30M to shareholders and achieving nearly 250% market cap growth in 30 months is a sure sign that we're doing things the right way here, and we're paving the road ahead for even more success."*

Background

- 25 year automotive executive
  - Lear Corporation
  - Midway Products Group Corporation
  - Domestic and international experience

DNA

- Experienced 17x growth with previous company
- Increased former company's production by 3x – zero staff increase
- MBA from Michigan State University
- Bachelors of Science in Industrial Management and Manufacturing from Lawrence Technological University

Involvement

- Business Leaders for Michigan (BLM) – Board
- Detroit Public Safety Foundation (DPSF) – Board
- Lansing Economic Area Association (LEAP)
- Michigan Manufacturers Association (MMA)
- Autonomous Vehicle Alliance (AVA)

* Shareholder return calculated by combining total dividends + share repurchases

SPAR

BUSINESS MODEL & GROWTH STRATEGY

SPARTAN AT A GLANCE

Global leader in the design, engineering, manufacture, and service of purpose built specialty vehicles and chassis.

$591M
IN 2016 SALES

$23M
2016 ADJ. EBITDA

26 OPERATIONS
WITH FACILITIES IN 7 STATES & 3 COUNTRIES

SEGMENT OVERVIEW ($M)


$183
$278
$129
FVS
SCV
ER



COMPANY TIMELINE



1975
2017
1975
1978
1983
1984
1986
1990
1994
1997
1999
2005
2006
2009
2010
2011
Spartan Motors, Inc acquires Classic Fire
2011
2013
2016
Daryl Adams is appointed President & CEO
2016
2017
UST
1975 1980 1985 1990 1995 2000 2005 2010 2015 2020

WHAT'S DIFFERENT

Turnaround ER business

Improve operational discipline and performance

Increase level of accountability

Improve quality and reduce warranty expense

Strengthen and develop the team

Institutionalized standard processes

EFFICIENCIES = OPPORTUNITIES

Streamlined processes uniquely position us to capitalize on growing end markets and pent-up demand.


MANUFACTURING PROCESSES & SYSTEMS
MATERIAL COSTS
COMMON PRACTICES
DISTRIBUTION
CULTURE SHIFT
SOPHISTICATED BRAND MARKETERS
OPTIMIZE VALUE

SPAR

MANUFACTURING IMPROVEMENTS GAINING TRACTION

SPS – KEY PERFORMANCE INITIATIVES	
KPI	2017 YTD vs. 2016 FY
First Pass Yield	41% improvement
On-Time Delivery	14% improvement
Direct Labor Efficiency	8% improvement
Cost of Poor Quality	110 bps improvement


BUILT-IN QUALITY
CULTURE OF PEOPLE & SAFETY
SHORT LEAD TIME
STANDARDIZATIONS
CONTINUOUS IMPROVEMENT & SUSTAINMENT
ENVIRONMENTAL AWARENESS


PRODUCT RECALLS
15
21
16
8
2014
2015
2016
2017 YTD

SPAR

IMPROVED FINANCIAL PERFORMANCE

REVENUE


CAGR 11.4%
$506.8
$550.4
$590.8
$700.0
2014
2015
2016
2017*
($ IN MILLIONS)

ADJ. EBITDA


CAGR 43.5%
$10.1
$11.1
$22.9
$29.8
2014
2015
2016
2017*
($ IN MILLIONS)

* Based on 2017 guidance

THE PATH FORWARD

Our goal

To become #1 or #2 in each market we serve

Leading purpose-built vehicle manufacturer

Strategic priorities

Investing for Growth

- Product expansion
- Last mile delivery
- Market share growth
- Material cost

Expand Total Addressable Market

- M&A

Strengthen and grow the core business

Financial objectives

$1 Billion in Sales

~10% Adj. EBITDA Margins

Improved Cash Flows

Increase ROIC

Enhance shareholder returns

Accelerate the path forward

SPARTAN MOTORS PRODUCT PORTFOLIO

~$5B Market Opportunity



FVS
$3.4B

A leader in truck bodies, walk-in-vans, highly customized global fleets, and vocation-specific up-fits



ER
$1.2B

A top three fire truck and cab & chassis manufacturer with an emphasis on broad categorical coverage



SCV
$420M

The "Premier Foundation" (custom chassis) for class A luxury diesel RVs

MACRO TRENDS DRIVE SUSTAINABLE GROWTH



FVS
$3.4B

- eCommerce to grow 3x rate of GDP
- Upfit market valued at $1.2B with 8% CAGR



ER
$1.2B

- Aging fleet equates to 11,000 units of pent-up demand
- New vehicles and refurb



SCV
$420M

- 10% CAGR in new RV unit shipments
- Increasing customer diversity
- More potential RV buyers

ECOMMERCE INFLUENCES CONSUMER BEHAVIOR

64 MILLION
PACKAGES DELIVERED DAILY IN 2026

eCommerce forecasted to grow 3x the rate of GDP

EXPECTED GROWTH (CAGR) 2016-2020



~3x
~1.25x
4.3%
5.8%
12.0%
GDP
Retail
eCommerce

Note: Nominal GDP

Sources: FedEx, UPS Rates & Forecasting, eMarketer, Forrester

FLEET GROWTH OPPORTUNITIES

$3.4B Market Opportunity



LAST MILE DELIVERY
Source
Distribution hub
Doorstep



FedEx
CLASS 1
GVWR 6,000 lbs.
CLASS 2
GVWR 10,000 lbs.
CLASS 3
GVWR 14,000 lbs.
CLASS 4
GVWR 16,000 lbs.
CLASS 5
GVWR 19,500 lbs.
CLASS 6
GVWR 26,000 lbs.


SPAR
ACCELERATING
GROWTH
SPARTAN

SOLUTION-BASED FOCUS

- UPS
- Starbucks
- Coca-Cola
- FedEx
- Keyless entry

DISRUPTIVE INNOVATION

- Adaptive cruise control
- Spartan safe haul
- Lane departure warning*
- Collision mitigation
- Air bags
- Tire pressure monitoring system*
- Electronic stability control
- Rollover mitigation
- Digital dash*

*Model year 2019

FUTURE INNOVATION

- Alternative fuel vehicles
- Autonomous vehicles
- Tech Transfer
- Drone delivery

SIMPLIFIED AND STREAMLINED



S-180

- Reduced order to delivery time by more than half of any competitor
- Significant dealer interest
- Addressable custom pumper market of 30-40%

180 DAYS

ORDER TO DELIVERY TIME

M&A BOLSTERS MARKET PRESENCE

Disciplined Approach

- **High growth opportunities**
  - Smaller, bolt on acquisitions
  - Leverage existing competitive advantage and scale
- **Build scale**
  - Category leadership
  - Financial and operational synergies



SPARTAN. SMEAL.
STRONGER
TOGETHER.

Smeal Acquisition Update

- Closed on Jan 1, 2017 for $32.5M
- ER business to achieve profitability on an adjusted basis in 2017
- Now a top-3 North American fire apparatus and cab & chassis manufacturer

ACCELERATING GROWTH

Customer-centric focus

Disruptive innovation

Solutions based

Streamlined operations

M&A


SPAR
EMERGENCY RESPONSE
SPARTAN

JOHN SLAWSON

PRESIDENT, EMERGENCY RESPONSE



"Returning the business to profitability mode took demonstrable successes in order to lend the business the stability and in turn the credibility it deserved. In turn, we developed a culture around customer centricity and winning in the market.

The path to profitability is underfoot and the future looks incredibly bright."

- **Background**
  - Over 25 years of experience Emergency Vehicles & Truck Equipment
  - Oshkosh Corporation- Pierce Fire Trucks
  - Private Equity – Ambulance market- ASV
  - Horton Ambulance
  - Founding Principal of UST (formerly U.S. Tanker)
- **DNA**
  - Progressive Positions
  - M&A
  - P&L Management
  - Dealer Development
  - Sales and Marketing Leadership
  - MBA from Loyola University
  - Bachelors of Arts from Marquette University

WHO WE ARE


SPARTAN
SPARTAN MOTORS
SPARTAN
EMERGENCY RESPONSE
SPARTAN
SPECIALTY VEHICLES
SPARTAN
FLEET VEHICLES AND SERVICE
SPARTAN
SMEAL
UST
SPARTAN
PARTS & ACCESSORIES
UTILIMASTER
A SPARTAN MOTORS COMPANY
SPARTAN
UPFIT SERVICES

EMERGENCY RESPONSE (ER)

- A top three fire truck and cab & chassis manufacturer with an emphasis on broad categorical coverage
- Provides cabs & chassis to 43 different OEMs


CABS & CHASSIS


COMPLETE APPARATUS

CUSTOMERS WE SERVE

Toronto, ON | Detroit, MI | Calgary, AB | China | Dallas, TX | Houston, TX | Fort Worth, TX | Riverside Co., CA | Peru | Quito, EC | Junta, CL | Sau Paulo, BR

EMERGENCY RESPONSE (ER)


CABS & CHASSIS
COMPLETE APPARATUS


SERVES 43 OEMS
Tractor Drawn Aerials
Platforms
Aerials
Pumpers
Tankers
Chassis

ER STRATEGY SUMMARY

- Aggressive growth
- 6-8% Adj. EBITDA
- Increasing share in growth markets

EMERGENCY RESPONSE MANUFACTURING LOCATIONS


UST DELAVAN, WI
CHARLOTTE, MI
BRANDON, SD
NELIGH, NE
SNYDER, NE
EPHRATA, PA

ER DEALERS: SALES & SERVICE

SPARTAN DEALER NETWORK



- North American
  - Added strategic dealers through Smeal
- Latin America
- China
  - Chinese Compulsory Certification (CCC)
  - Strengthen already recognized leader
- Significant aftermarket parts growth
- Strong business partners
- Continue to support OEM – builders

SPAR

EMERGENCY RESPONSE


TOWER
69
HOUSTON TOWER 69
69

Historical issues

- Adjusted EBITDA loss of ($8.7) million in 2015

Fundamental problems

- Products
- Volume
- Gross margin
- SG&A
- Discounts-concession
- Dealers
- Penalties- OTD
- Labor efficiencies

SPAR

WHAT DID WE NEED TO FIX?

- Everything
- Focus on profitable products
- Distribution and OEM channel
- Sales and Marketing transformation
- Quality
- Gross margin
- SG&A
- Operations

STRATEGIC CHANGES

Stability
- Leadership
- Distribution
- Team building-adding talent

Predictability
- Quality
- Customer service
- Forecast
- Winning culture

Profitability
- ($8.7) million adjusted EBITDA loss in 2015
- Profitable culture

IMPROVED FINANCIAL PERFORMANCE

- **Profitable for the first time in six years**
  - ~400 bps improvement gross margin
  - Significant improvement in warranty expense
  - ~300 bps improvement in SGA
  - ~ $10M improvement in adjusted EBITDA



CAGR 97.8%
CAGR 16.2%
$190.0
$193.2
$183.0
-$2.7
-$8.7
-$7.5
2014
2015
2016
2017*
Sales
Adj. EBITDA

* Based on 2017 guidance

SMEAL ACQUISITION



FRESNO FIRE DEPT

- **Big impact**
  - **SECURES** the Spartan Motors' market leadership in an increasingly consolidating industry
  - **POSITIONS** Spartan Emergency Response as a top-three chassis and fire apparatus manufacturer in North America
  - **DIVERSIFIES** and expands the Company's product portfolio as well as geographic reach across 44 states in the U.S., 10 provinces and 3 territories in Canada
  - **INCREASES** shared technology, product innovation, and manufacturing best practices
  - **ACCELERATES** Spartan Motors' turnaround plan for its ER business unit
  - **INTEGRATES** operational leadership team and R&D talent of Smeal with Spartan Emergency Response team

SMEAL ACQUISITION

~$100M net annual revenue

Improved margins

Improved shareholder value

SPARTAN. SMEAL.
STRONGER
TOGETHER.

COMPLIMENTARY PRODUCT PORTFOLIO

Tractor Drawn Aerials

Platforms

Aerials

Pumpers

Tankers

Cab & Chassis

TERRITORY COVERAGE



2016 SPARTAN DEALER COVERAGE

2017 COMBINED DEALER COVERAGE

MARKET SHARE

$1.2 Billion Total Addressable Market

PUMPERS	AERIALS	FIRE TRUCK CABS & CHASSIS

Pumper Market Share


12%
88%

- Spartan/Smeal
- Pierce, REV, Rosenbauer, Other

Aerial Market Share


25%
75%

- Spartan/Smeal
- Pierce, REV, Rosenbauer, Other

Chassis Market Share


18%
82%

- Spartan/Smeal
- Pierce, REV, Rosenbauer, Other

Source: FAMA and Management's estimates

CUSTOMER CENTRIC MODEL

Sales & marketing alignment

Customer service leverage

Personal relationship with customers & OEM's

Listening & reacting

New products & innovation

DISRUPTIVE INNOVATION



- 80/20 rule
- Quick response speed-to-market
- 11 models
- Custom cab with structured content
- Reduce delivery time: 180 days or less
- Optimizes value chain
- Profitable vehicles

TECH TRANSFER AND INDUSTRY BEST

Spartan Independent Front Suspension (IFS)

- Outperforms category leader
  - Product performance
  - Value equation

Spartan Advanced Protection System®



ADVANCED PROTECTION SYSTEM
Side curtain airbags
Intelligent seat belts
Side impact protection
Outboard sensors

DEMOGRAPHIC DRIVERS

- **Lower-than-average buying since 2009**
  - Created an estimated 11k units of pent-up demand versus pre-recession levels
  - Sales to return over the next decade
  - 66% of all fire trucks are ten years or older

AVERAGE FLEET AGE



4%
30%
47%
19%
1-4 yrs
5-9 yrs
10-15 yrs
16+yrs



N.A. FIRE APPARATUS INDUSTRY UNIT SALES
Thousands
0
1
2
3
4
5
6
7
Pre-recession Average
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Units Sold
Pent-up Demand of ~11k units

MARKET DRIVERS

- **Economic housing recovery**
  - U.S. Housing prices on steady rise, trend expected to continue*
  - Property taxes increasing at a rate exceeding housing price index, resulting in a greater tax base**
  - Pent up demand, starting to break free as aging fleets require replacement


U.S. House Price Index

*Source: Federal Housing Finance Agency | Report: FHFA House Price Index


U.S. State and Local Property Taxes

**Source: Bureau of Economic Analysis | Report: Gross Domestic Product (GDP)

RESULTS ARE DEMONSTRATING OUR SUCCESS

- **The path forward**
  - Strong Q3 and finishing strong 2017
  - Turned the corner
  - ER path forward begins now!


CAGR 97.8%
CAGR 16.2%
$190.0
$193.2
$183.0
-$2.7
-$8.7
-$7.5
2014
2015
2016
2017*
Sales
Adj. EBITDA

* Based on 2017 guidance


▲ SPAR
SPECIALTY VEHICLES
SPARTAN

STEVE GUILLAUME

PRESIDENT, SPECIALTY VEHICLES



"My first priority is developing a motivated and engaged team focused on achieving the highest levels of customer satisfaction. We will push hard to drive market innovations with fast speed to market. Our growth will be fueled by continued expansion in our current segments while executing opportunities in adjacent markets."

Background

- Over 25 years of progressive management experience
- Executive leadership at Navistar with numerous progressive positions

DNA

- P&L leadership
  - Diesel engines - $1B
  - Commercial trucks - $2B
  - Specialty vehicles - $100M
- M&A
- Dealer development
- Program management
- Accounting to controller
- Sales and marketing leadership
- MBA from Northwestern
- Bachelors of Science in Finance from Baylor University

WHO WE ARE


SPARTAN
SPARTAN MOTORS
SPARTAN
EMERGENCY RESPONSE
SPARTAN
SPECIALTY VEHICLES
SPARTAN
FLEET VEHICLES AND SERVICE
SPARTAN
SMEAL
UST
SPARTAN
PARTS & ACCESSORIES
UTILIMASTER
A SPARTAN MOTORS COMPANY
SPARTAN
UPFIT SERVICES

SPECIALTY CHASSIS & VEHICLES (SCV)


MOTORHOME
COMMERCIAL
SPECIALTY
K1 350
K3 500
K2 450
K4 605

CUSTOMERS WE SERVE

ISUZU
GM
BAE SYSTEMS
LAIBE CORP
Glaval Bus
GENERAL DYNAMICS

SV STRATEGY SUMMARY

Providing an industry leading products and services through an enhanced customer experience and sustained relationships, support before and after the sale, high product quality, and continuous innovation.

Aggressive growth

>10% Adj. EBITDA

Increasing share in growth markets

TWO YEARS AGO, WE FACED CHALLENGES

Lack of customer intimacy & brand vision

Legacy warranty issues

Market share erosion

Deteriorating financial performance

PROBLEMS SOLVED

>200 bps improvement in Adj. EBITDA margin since 2015

NEW PLATFORMS




RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE
SPARTAN
EXPERIENCE


81% decrease
$4.3
$2.1
$0.8
2015
2016
2017*
Warranty/Campaign/Recalls $

* Based on 2017 guidance

SPAR

2018 - 2020 WHAT'S NEXT

SPARTAN

CONTINUED FAVORABLE MACRO ENVIRONMENT

- 10 year low fuel prices and wide availability
- Strong consumer confidence
- Accessible credit and consistently low interest rates
- Continued favorable employment and wage trends*
- Dow Jones 322% increase since 2009**
- Increased wealth

*Source: US Bureau of Labor Statistics
**Source: Marketwatch

STRONG CONSUMER MARKET TRENDS



Population ↑ 159% since 1970
- Two-fold Increase in drivers
- More potential RV buyers**

34% of new RVs sold to first time buyers
- 8 in 10 of those new buyers were under age 65*

10% CAGR in new RV unit shipments since 2010

3.4 million new households started camping since 2014
- Demographic is interested in trying different accommodations, including RVs*

16.6 million potential buyers interested in new RVs

*Source: RVIA, RV Industry Power Breakfast Presentation, May 2017
**Source: RVIA Go RVing Communications Study 2016

GROWTH: MOTORHOME

$420 Million Total Addressable Market



RV SHIPMENT FORECAST*
600000
500000
400000
300000
200000
100000
0
2014
2015
2016
2017
2018
2020



SPARTAN MARKET SHARE
CLASS A DIESEL > 400 HP**
Spartan has seen 22% market share growth, since 2014.
40%
35%
30%
25%
20%
15%
10%
5%
0%
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
2012
2013
2014
2015
2016
2017
SPAR
Class A Diesel > 400 HP
Spartan Share

*Source: RVIA Quarterly Newsletter, Fall 2017
**Source: Statistical Surveys MarketScope

GROWTH: COMMERCIAL



CLASS 3-6 REGISTRATIONS *
CAGR: 7.8%
2013
2014
2015
2016
2017**
2020**
Class 3 (10,000 - 14,000 Lbs.)
Class 4 (14,001 - 16,000 Lbs.)
Class 5 (16,001 - 19,500 Lbs.)
Class 6 (19,501 - 26,000 Lbs.)



MARKET PENETRATION*
9%
Spartan Share
Class 3-5 Registrations

*Excludes pick-ups & vans
**Company estimates
Source: IHS Markit, Excludes pick-ups & vans, Polk


SPAR
WHY WE'RE LEADERS
SPARTAN

CROSS FUNCTIONAL CUSTOMER SUPPORT

- Sales & Marketing
- Customer Service
- Product Development
- Operations

FIRST TO MARKET INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE SPARTAN EXPERIENCE

- Custom tuned suspension
- Automatic air leveling
- Independent Front Suspension (IFS)
- Passive steer tag axle
- Tire pressure monitoring system
- Rollover mitigation

FIRST TO MARKET INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE SPARTAN EXPERIENCE


ADVANCED PROTECTION SYSTEM

- Adaptive cruise control
- Collision mitigation
- Electronic stability control
- Lane departure warning
- Spartan Safe Haul™

FUTURE INNOVATION

TODAY

- Digital dash gen. I
- Key entry
- Manual driving

TOMORROW

- Digital dash gen. II
- Passive entry/start
- Autonomous vehicles

CUSTOMER SUPPORT AS A DIFFERENTIATOR


7.7%
GROWTH YOY
280
MOTORHOME AUTHORIZED CENTERS

- Customer-facing mobile app
- Parts and accessories growth
- Spartan service center expansion
- Dealer scorecard

SPAR

RESULTS AND THE FUTURE

SPARTAN

BOTTOM LINE ENHANCEMENT



SALES & ADJ EBIDTA
($ IN MILLIONS)
CAGR: 10.1%
CAGR: 7.3%
Sales**
Adj EBITDA
$8.9
$7.8
$8.3
$112.4
$132.5
$134.8
2014
2015
2016
2017*

*Based on 2017 guidance
**Restated to reflect Reach units being manufactured by SCV

TREMENDOUS OPPORTUNITY AHEAD



- Talented team now in place
- Favorable industry trends
- Platform & customer expansion
- Thought leadership across product verticals
- Market expansion
- New vehicle platforms
- Improved bottom line with increasing slope

SPAR


SPAR
FLEET VEHICLES & SERVICES
SPARTAN

TOM NINNEMAN

PRESIDENT, FLEET VEHICLES & SERVICES



"Growing this business is going to take more than just an eye toward operational improvements. It's going to take an ear to the ground, and our attention keenly focused on our customers—always listening and learning their business and their ecosystem so that we've earned a seat at the table when vehicles, upfits, or field services are needed.

Background

- Over 25 years of business leadership
- Smeal Fire Apparatus
- Taylor Corporation
- Oshkosh Corporation

DNA

- 17 years in mass customization
- 11 years in truck/body building
- Progressive positions
- M&A
- Domestic and international operations
- P&L management
- Large client
- Sales and marketing leadership
- BBA in Accounting from the University of Notre Dame
- U.S. Army Officer

WHO WE ARE

SPARTAN MOTORS

- SPARTAN EMERGENCY RESPONSE
  - Spartan, Smeal, UST
- SPARTAN SPECIALTY VEHICLES
  - SPARTAN PARTS & ACCESSORIES
- SPARTAN FLEET VEHICLES AND SERVICE
  - UTILIMASTER — A SPARTAN MOTORS COMPANY
  - SPARTAN | UPFIT SERVICES

FLEET VEHICLES AND SERVICES (FVS)

A leader in the fleet vehicle market, including truck bodies, walk-in-vans, highly customized global fleets, and vocation-specific upfits.



WALK-IN VANS
TRUCK BODIES
CARGO VAN UPFITS

FVS STRATEGY SUMMARY

- Aggressive growth
- >15% Adj. EBITDA
- Increasing share in growth markets

GO-TO-MARKET STRATEGY

NATIONAL ACCOUNTS / LARGE BUSINESS FLEETS	LEASING COMPANIES	OEM DEALERSHIPS
Starbucks Coffee, Coca-Cola, UPS, FedEx Express, Lowe's, Cintas, United States Postal Service	Idealease, Penske Truck Leasing, Ryder, element	Freightliner, Ford, GMC, FCA Fiat Chrysler Automobiles, Isuzu



▲ SPAR
WHY WE'RE LEADERS
SPARTAN

FLEET GROWTH OPPORTUNITIES

$3.4B Market Opportunity



LAST MILE DELIVERY
Source
Distribution hub
Doorstep



CLASS 1
GVWR 6,000 lbs.
CLASS 2
GVWR 10,000 lbs.
CLASS 3
GVWR 14,000 lbs.
CLASS 4
GVWR 16,000 lbs.
CLASS 5
GVWR 19,500 lbs.
CLASS 6
GVWR 26,000 lbs.

FVS MARKET SHARE

TAM: $2.2 Billion — WALK- IN VANS, TRUCK BODIES

TAM: $1.2 Billion — CARGO VAN UPFITS



WALK- IN VANS
Walk-in Van Market Share
50%
50%
Utilimaster
Morgan Olson
TRUCK BODIES
Truck Body Market Share
4%
39%
40%
17%
Utilimaster
Morgan Corp
Supreme
Others
CARGO VAN UPFITS
Van Upfit Market Share
2%
8%
14%
7%
5%
64%
Utilimaster
MasterRack
Adrian Steel
Ranger Design
Weather Guard
Regional Upfitters

Utilimaster #3 in Van/Truck Body Market

Source: SpecialtyTransportation.net

FVS – VAN/TRUCK BODY MARKET OUTLOOK

2020 Total Addressable Van/Truck Body Market: $2.2 Billion



VAN/TRUCK BODY MARKET GROWTH
150
130
110
90
70
50
Units (thousands)
114
121
125
132
138
139
CAGR 5%
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
Sales (millions)
2015
2016
2017
2018
2019
2020
Van/Truck Body Units
Van/Truck Body Sales

Source: 2016 specialtytransportation.net report

Van/truck body segment

- FVS participates in the 3 largest product segments driven by fleet customers

Walk-in style | Parcel Delivery | Dry Freight

Growth driven by Last Mile delivery vehicles and purpose built solutions

FVS 2Q17 backlog up 15% to $131.3M compared to $114.0M at 1Q17

FVS – CARGO VAN UPFIT MARKET OUTLOOK

2021 Total Addressable Cargo Van Upfit Market $1.2 Billion



CARGO VAN UPFIT MARKET GROWTH
500
450
400
350
300
250
200
150
100
Units (thousands)
355
390
424
446
466
478
CAGR 8%
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
Sales (millions)
2016
2017
2018
2019
2020
2021
Cargo Van Units
Cargo Van Upfit Sales

Source: 2017 specialtytransportation.net report

FVS participates in OEM ship-thru Channel; opportunity in Dealer and Direct Channels

Capability to upfit all North American OEM Cargo Vans

Growth driven by Last Mile delivery vehicles and purpose built solutions

Year-over year growth over 3X market CAGR

COMPETITIVE ADVANTAGE

UTILITY	FOOD & BEVERAGE	PARCEL	LINEN & LAUNDRY	RETAIL
Coned | SDG&E	Coca-Cola | Frito Lay	UPS | FedEx | USPS	Cintas | Aramark	Amazon | Sysco | Starbucks


PEOPLE
PROCESS
PRODUCT

Account Team " Solution Experts"

- Client Development Manager
- Solutions Engineer
- Client Relations Specialist
- Technical Support Team
- Customer Support Team
- Parts & Warranty Team
- Field Service Team



COMPETITIVE ADVANTAGE

UTILITY	FOOD & BEVERAGE	PARCEL	LINEN & LAUNDRY	RETAIL
Coned | SDG&E	Coca-Cola | Frito Lay	UPS | FedEx | USPS	Cintas | Aramark	Amazon | Sysco | Starbucks


PEOPLE
PROCESS
PRODUCT

Work-Driven Design = "The Utilimaster Difference"

Listen & learn → Needs assessment → Design & innovate → Build & implement → Optimized partnership

COMPETITIVE ADVANTAGE

UTILITY	FOOD & BEVERAGE	PARCEL	LINEN & LAUNDRY	RETAIL
Coned | SDG&E	Coca-Cola | FritoLay	UPS | FedEx | USPS	Cintas | Aramark	Amazon | Sysco | Starbucks


PEOPLE
PROCESS
PRODUCT

Product Customization Continuum

- Out-of-the-box
- Pre-engineered
- 100% custom



Walk-in Van | Truck Body | Van Upfit | Parts | Field Service

CINTAS
the uniform people


PEOPLE
PROCESS
PRODUCT

BEFORE → **AFTER**



CINTAS
the uniform people


PEOPLE
PROCESS
PRODUCT





Walk-in Van | Truck Body | Van Upfit | Parts | Field Service

Coca-Cola

"Your willingness to partner, to listen, and offer innovative solutions is what sets you apart…your competition isn't doing that."

Stefan Freeman
VP Fleet, Coca-Cola Refreshments


PEOPLE
PROCESS
PRODUCT

BEFORE → **AFTER**









ACCELERATING SUPPORT PLATFORMS



Utilimaster ship thru:

- Saltillo, MX: RAM
- Kansas City, MO: Ford

Contract ship thru:

- Ladson: Mercedes
- Newark: Ford
- Wentzville: Chevy
- Louisville: Ford
- Flint: Chevy/RAM

SPAR


SPAR
LEADING TOWARD 2020
SPARTAN

TRENDS TO BUILD ON


CAGR 39.7%
CAGR 6.6%
$210.5
$227.7
$278.4
$11.0
$17.5
$31.2
2014
2015
2016
2017*
Sales
Adj EBITDA

Revenue:

- Well established in Growth Markets
- Vocation and Work-Driven Design focus increase share
- One-stop customer approach to Upsell and Cross Selling

Margins:

- Margin growth to outpace revenue!
- Customization = Value
- Leverage costs with volume
- Productivity & integration gains

** Based on 2017 guidance*
See GAAP reconciliation in Appendix

TREMENDOUS OPPORTUNITY AHEAD



Product innovation

Electrification

Cold & dry goods

Autonomous vehicles

FLEET GROWTH OPPORTUNITIES

$3.4B Market Opportunity



LAST MILE DELIVERY
Source
Distribution hub
Doorstep



FedEx
CLASS 1
GVWR
6,000 lbs.
CLASS 2
GVWR
10,000 lbs.
CLASS 3
GVWR
14,000 lbs.
CLASS 4
GVWR
16,000 lbs.
CLASS 5
GVWR
19,500 lbs.
CLASS 6
GVWR
26,000 lbs.



SPAR
FINANCIAL REVIEW
SPARTAN

RICK SOHM

CHIEF FINANCIAL OFFICER



"Spartan has come a long way in the last two years…we returned to profitability in 2016 and we are positioned to grow earnings more than 50% in 2017.

Our initial success has only strengthened our confidence that we have the right plans in place to accelerate both revenue and earnings growth, which will create significant shareholder value by 2020.

Background

- 25+ years as a finance executive
- Daimler Chrysler Corporation
- ArvinMeritor, Inc.
- Warrior Sports

DNA

- Domestic and global experience in both the manufacturing and non-manufacturing sectors
- Turnaround and restructuring experience
- M&A experience
- Start-up experience that produces alternative fuel systems for the commercial vehicle market
- MBA from University of Detroit-Mercy
- Bachelor of Business Administration degree in Finance from Oakland University

GROWING SALES



CAGR 11.4%
$506.8
$700.0
2014
2017*
($ IN MILLIONS)

* Based on 2017 guidance

IMPROVED GROSS MARGIN


12.8% INCREASE
10.9%
12.3%
(% OF SALES)
2014
2017*

* Based on 2017 guidance

DISCIPLINED CONTROL OF SG&A


DECREASED 9.0%
11.1%
10.1%
(% OF SALES)
2014
2017*

* Based on 2017 guidance

IMPROVED ADJUSTED EBITDA


CAGR 43.3%
$10.1
2.0%**
$29.8
4.2%**
2014
2017*
($ IN MILLIONS)

*Based on 2017 guidance
**Adj. EBITDA margin

BALANCE SHEET STRENGTH & LIQUIDITY

- Significant progress made in converting working capital to cash
- Existing debt reduced with excess cash
- Earnings growth drives increased liquidity
- Capacity to pursue opportunistic acquisitions


WORKING CAPITAL % OF SALES
19.9%
17.7%
14.1%
12.4%
2014
2015
2016
2017*


DEBT TO EBITDA
0.51
0.46
0.00
0.42
2014
2015
2016
2017*


TOTAL LIQUIDITY
$67.2
$69.2
$75.6
$100.0
2014
2015
2016
2017*
($ IN MILLIONS)

* Based on 2017 guidance

FINANCIAL STRENGTH


REVENUE
CAGR 11.4%
$506.8
$550.4
$590.8
$700.0
($ IN MILLIONS)
2014
2015
2016
2017*
ADJ. EBITDA
CAGR 43.5%
$10.1
$11.1
$22.9
$29.8
($ IN MILLIONS)
2014
2015
2016
2017*
FREE CASH FLOW
CAGR 88.2%
$3.0
$8.0
$10.0
$20.0
($ IN MILLIONS)
2014
2015
2016
2017*
RETURN ON INVESTED CAPITAL**
0.6%
-10.6%
5.5%
8.5%
2014
2015
2016
2017*

* Based on 2017 guidance

**Net operating profit after taxes / average invested capital balance

SPAR

FY2017 GUIDANCE

2017 GUIDANCE			
($M EXCEPT PER SHARE)	LOW	MID-POINT	HIGH
Revenue	$680.0	$700.0	$720.0
Restructuring /Acq Costs		$3.7	
Adjusted EBITDA	$28.3	$29.8	$31.3
Income Tax Expense	$0.7	$1.5	$2.2
Interest Expense		$0.6	
Adjusted EPS	$0.48	$0.50	$0.52
Shares Outstanding		35,000	

SPAR

LONG-TERM SALES TARGETS


~$700M
NEW PRODUCTS & INNOVATION
MARKET SHARE GAINS
MARKET GROWTH
AFTERMARKET & REFURB
~$1B
M&A
2017*
2020

* Based on 2017 guidance

LONG-TERM ADJ. EBITDA TARGETS


$29.3
VOLUME & MIX
MATERIAL COST
PRODUCTIVITY
QUALITY/ WARRANTY
~$100M
M&A
2017*
2020

* Based on 2017 guidance

BUSINESS UNITS' LONG-TERM ADJ. EBITDA TARGETS



FVS
~11%
15+%
2017*
2020
SCV
~8%
10+%
2017*
2020
ER
<1%
6-8%
2017*
2020
CONSOLIDATED
~4%
~10%
2017*
2020

* Based on 2017 guidance

SPAR



SPAR
THE PATH FORWARD STARTS NOW
SPARTAN

COMMAND YOUR ROAD

Our goal	Well-positioned	Financial objectives	Shareholder Alignment
To become #1 or #2 in each market we serve	New management team	$1 Billion in Sales	Management's long-term goals closely aligned with shareholders
	Operational improvements	~10% Adj. EBITDA Margins	
	Improved product portfolio	Improved Cash Flows	
	Customer-centric focus	Increase ROIC	
	Financial strength	Enhance shareholder returns	
Leading purpose-built vehicle manufacturer	*Strengthen and grow the core business*	*Accelerate the path forward*	*Increase shareholder value*


SPAR
THANK YOU
SPARTAN


SPAR
Q&A PANEL
SPARTAN
105

Q&A PANEL DISCUSSION

Moderator



Juris Pograbs
Group Treasurer and Director of Investor Relations
Spartan Motors, Inc.



Daryl Adams, President & CEO
Spartan Motors, Inc.



Tom Ninneman, President
Spartan Fleet Vehicles and Services



Steve Guillaume, President
Spartan Specialty Vehicles



Rick Sohm, CFO
Spartan Motors, Inc.



John Slawson, President
Spartan Emergency Response

LUNCH AND VEHICLE SHOWROOM TOUR



RESTROOMS
STAGE
ENTRANCE



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THANK YOU
SPARTAN


SPAR
APPENDIX
SPARTAN

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization), adjusted earnings per share, forecasted Adjusted EBITDA, and forecasted adjusted earnings per share, which are all non-GAAP financial measures. Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this release, such items consist of expenses associated with restructuring, actions taken to improve the efficiency and profitability of certain manufacturing operations, expenses related to a recent business acquisition, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance, and believe them to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted non-GAAP measures are not measurements of our financial performance under GAAP and should not be considered as an alternative to net income or earnings per share under GAAP. These adjusted non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted non-GAAP measures only as a supplement.

The following tables reconcile net income to Adjusted EBITDA, earnings per share to adjusted earnings per share, forecasted net income to Adjusted EBITDA, and forecasted earnings per share to adjusted earnings per share for the periods indicated.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary (Non GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc	2016	% of sales	2015	% of sales	2014	% of sales
	Twelve Months Ended December 31,					
Net income (loss)	$ 8,003	1.4%	$ (17,480)	-3.3%	$ 1,029	0.2%
Add (subtract):						
Depreciation and amortization	7,902		7,437		8,378	
Taxes on income	100		4,880		(2,029)	
Interest expense	408		363		361	
EBITDA	$ 17,018	2.9%	$ (4,790)	-0.9%	$ 7,[illegible]	1.5%
Add (subtract):						
Restructuring	1,093	-	2,833	-	2,137	0.0%
Asset impairment	408		2,234		-	
Product recall	3,457		8,000		-	
Acquisition related expenses	882		-		-	
NHTSA settlement	-		1,184		-	
Joint venture	24		1,213		280	
Adjusted EBITDA	$ [illegible]	[illegible]	$ [illegible]	[illegible]	$ [illegible]	[illegible]

Emergency Response Vehicles Segment
(In thousands, unaudited)

	2016	% of sales	2015	% of sales	2014	% of sales
	Twelve Months Ended December 31,					
Net income (loss) attributable to Emergency Response	$ (13,722)	-7.3%	$ (14,830)	-5.7%	$ [illegible]	-0.7%
Add (subtract):						
Depreciation and amortization	1,144		914		1,090	
Taxes on income	70		(8,692)		(4,862)	
Interest expense	-		-		-	
Earnings before interest, taxes, depreciation and amortization	$ (12,508)	-6.6%	$ (22,777)	-11.6%	$ [illegible]	-2.7%
Earnings before interest, taxes, depreciation and amortization	$ (12,508)	-6.6%	$ (22,777)	-11.6%	$ [illegible]	-2.7%
Restructuring	1,080		2,850		2,537	
Asset impairment	408		2,234		-	
Product recall	3,457		7,500		-	
NHTSA settlement	-		684		-	
Joint venture expenses	7		1,213		280	
Adjusted earnings before interest, taxes, depreciation and amortization	$ (7,540)	-4.1%	$ (8,000)	-4.5%	$ [illegible]	-1.4%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	2016	% of sales	2015	% of sales	2014	% of sales
	Twelve Months Ended December 31,					
Net income (loss) attributable to Fleet Vehicles and Services	$ 27,888	10.0%	$ 9,847	4.3%	$ 8,224	5.0%
Add (subtract):						
Depreciation and amortization	3,183		3,309		3,448	
Taxes on income	-		4,209		1,240	
Interest expense	182		35		54	
Earnings before interest, taxes, depreciation and amortization	$ 31,253	11.2%	$ 17,400	7.7%	$ 13,006	8.2%
Earnings before interest, taxes, depreciation and amortization	$ 31,253	11.2%	$ 17,400	7.7%	$ 13,006	8.2%
Restructuring	-		-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 31,253	11.2%	$ 17,400	7.7%	$ 13,006	8.2%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	2016	% of sales	2015	% of sales	2014	% of sales
	Twelve Months Ended December 31,					
Net income (loss) attributable to Specialty Chassis and Vehicles	$ 7,911	5.8%	$ 5,297	4.0%	$ 7,114	6.6%
Add (subtract):						
Depreciation and amortization	787		730		1,697	
Taxes on income	-		-		-	
Interest expense	-		-		-	
Earnings before interest, taxes, depreciation and amortization	$ 8,391	6.2%	$ 6,027	4.5%	$ 8,811	7.9%
Earnings before interest, taxes, depreciation and amortization	$ 8,391	6.2%	$ 6,027	4.5%	$ 8,811	7.9%
Restructuring	-		-		-	
Product recall	-		1,300		-	
NHTSA settlement	-		500		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 8,391	6.2%	$ 7,827	5.9%	$ 8,811	7.9%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	2017 Fcst	2016	2015	2014
Operating Activities				
Net earnings (loss)	$13,000 - $14,500	$ 8,603	$ (17,480)	$ 1,029
Depreciation & amortization	10,278	7,903	7,437	8,378
Accruals for warranty	11,203	12,989	15,388	6,533
Asset impairments	-	406	2,234	-
Other non-cash charges	1,816	(1,020)	6,365	10
Change in working capital	(7,047)	(5,430)	(1,044)	(9,444)
Net cash provided by operating activities (A)	29,250 - 30,750	23,451	12,900	6,506
Capital expenditures (B)	(9,000) - (11,000)	(13,410)	(4,895)	(3,463)
Payments on long-term debt	(20,000)	(5,058)	(75)	(80)
Purchase and retirement of common stock	-	(2,000)	-	(2,000)
Dividends	(3,450)	(3,444)	(3,426)	(3,427)
Other	-	(199)	(373)	327
Net increase (decrease) in cash and cash equivalents	$(5,200) - $(1,700)	$ (660)	$ 4,131	$ (2,137)
Free cash flow (A-B)	$18,250 - $21,750	$ 10,041	$ 8,005	$ 3,043

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	Previous Guidance Forecast Year Ending December 31, 2017		
	Low	Mid	High
Net income	$ 13,000	$ 13,750	$ 14,500
Add:			
Depreciation and amortization	10,278	10,278	10,278
Interest expense	600	600	600
Taxes	700	1,450	2,200
EBITDA	$ 24,578	$ 26,078	$ 27,578
Add (subtract):			
Restructuring charges	965	965	965
Chassis shipment delay	2,725	2,725	2,725
Adjusted EBITDA	$ 28,268	$ 29,768	$ 31,268
Earnings per share	$ 0.37	$ 0.39	$ 0.41
Add:			
Acquisition expenses	0.03	0.03	0.03
Chassis shipment delay	0.08	0.08	0.08
Adjusted earnings per share	$ 0.48	$ 0.50	$ 0.52


SPAR
THANK YOU
SPARTAN